PURCHASE AND SALE AGREEMENT

PRINCIPAL LIFE INSURANCE COMPANY (“Seller”) with an address of 801 Grand Avenue, Des Moines, Iowa 50392, is the sole legal owner and holder of the loan evidenced by the documents described in Schedule 1 to Exhibit E attached to and incorporated herein (the “Loan”) and hereby agrees to assign and transfer the Loan to DOLLAR GENERAL CORPORATION (“Purchaser”) with an address of 100 Mission Ridge, Goodlettsville, TN 37072, upon the terms and conditions hereafter set forth in this Purchase and Sale Agreement (the “Agreement”).  Upon its acceptance of the terms of this Agreement and subject to the terms herein, Purchaser shall be obligated to purchase the Loan from Seller and Seller shall be obligated to sell the Loan to Purchaser as provided herein.

1.

The purchase of the Loan will be accomplished pursuant to the assignment documents in form attached hereto as Exhibits B-F (the “Assignment Documents”).   Under the Assignment, Seller will assign and transfer to Purchaser, without representations, recourse or warranty (except as provided herein) the Loan and Seller’s rights and obligations under the documents evidencing such Loan, including any mortgage, deed of trust, deed to secure debt, promissory note(s), assignment(s) of rents and leases, guaranty(s), indemnification agreements and financing statements.  At Closing, Seller will certify, as true and correct, the amount of the then outstanding principal balance and accrued and unpaid interest due on the Loan based upon the amortization schedule attached hereto as Exhibit A, which amount shall be the Purchase Price payable under paragraph 3 below.

2.

The purchase of the Loan shall be accomplished on the Closing Date (as defined below) by Purchaser paying the purchase price to Seller by wire transfer and Seller delivering the Loan Documents (as hereinafter defined) to Purchaser along with the Assignment Documents.  Purchaser shall record the Assignment Documents at Purchaser's expense.  Seller will assign the title insurance policy originally issued to Seller in connection with the closing of the Loan to Purchaser (at Purchaser’s cost, if any) upon the conditions that:  (i) Seller’s transfer of such title insurance policy shall be without any representations, recourse and warranties; and (ii) Purchaser, its successors and assigns will look only to the title insurance policy for any defects in the title.   Any other title insurance required by Purchaser shall be secured by Purchaser at its cost.

3.

Purchaser agrees to purchase the Loan at a purchase price equal to the sum of (a) the existing loan balance on the Closing Date, without payment of any premium above the loan balance, plus (b) accrued and unpaid interest as of the Closing Date, as certified to Purchaser pursuant to paragraph 1 above (the "Purchase Price").  In addition to the Purchase Price, Purchaser agrees to pay Seller a processing fee on the Closing Date in the amount of $50,000.  Seller shall be entitled to all payments due and payable under the Loan Documents up to and including the Closing Date.   Purchaser will be entitled to receive all payments due and payable under the Loan Documents after the Closing Date.

4.

Purchaser shall purchase the Loan on or before May 30, 2003, unless such time is extended by mutual agreement of Seller and Purchaser (such date, as the same may be so extended, the “Closing Date”).

5.

A.  Seller represents and warrants as follows:  (a) The documents listed on Schedule 1 to Exhibit E hereto are all of the documents evidencing the Loan, together with any and all amendments, supplements or modifications thereof or thereto; (b) It has not waived any rights under any of the Loan Documents and it has not released any security for or guaranty of the Loan; (c) It is, as of the date hereof, and, as of the Closing Date, will be the sole holder and legal owner of the Loan and the Loan Documents and that the notes evidencing the Loan are not subject to any prior assignment; (d) Seller has all requisite power and authority to execute and deliver and to perform all of its obligations under this Agreement and all other instruments and documents to be executed and delivered by Seller in connection with this Agreement; and (e) This Agreement is, and the other instruments and documents to be executed and delivered in connection with or pursuant to this Agreement, when executed and delivered, will be the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except to the extent the same may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally and except to the extent availability of certain remedies may be limited by applicable principles of equity.

B.  Purchaser represents and warrants as follows:  (a) Purchaser has all requisite power and authority to execute and deliver and to perform all of its obligations under this Agreement and all other instruments and documents to be executed and delivered by Purchaser in connection with this Agreement; and (b) This Agreement is, and the other instruments and documents to be executed and delivered in connection with or pursuant to this Agreement, when executed and delivered, will be the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except to the extent the same may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally and except to the extent availability of certain remedies may be limited by applicable principles of equity.

C. The representations and warranties set forth in this paragraph 5 shall survive the closing of the transactions contemplated by this Agreement.

6.

At Closing Seller will deliver true, complete and correct originals of the Loan Documents which Seller received when the Loan was closed.  Purchaser agrees that, except as set forth in paragraph 5 of this Agreement, Seller has made no other representations or warranties regarding the Loan Documents or the accuracy, sufficiency or completeness of the Loan Documents.  Purchaser agrees that, except to the extent covered by any representation or warranty set forth herein,  any reliance it places upon the Loan Documents shall be at Purchaser’s own risk and that Seller shall have absolutely no liability to Purchaser, its successors, its assigns, or any other party as the result of any reliance thereupon by Purchaser other than for breach of any such representation or warranty.

7.

Upon Closing, Seller will notify the borrower, using a notice in the form of Exhibit F, that the Loan has been purchased by Purchaser and that Purchaser has succeeded to Seller’s interest under the Loan Documents.

8.

After Closing, Purchaser shall be bound to honor any requirement previously applicable to Seller under the Loan Documents, including any waivers of tax and/or insurance escrows made by Seller and any licenses to collect rentals granted by Seller, if any.  Seller hereby indemnifies and agrees to hold harmless Purchaser from and against any and all costs, expenses, suits, claims, obligations or liabilities related to Seller's administration of the Loan prior to the Closing Date whether arising in contract, tort, under common law, statute, regulation or otherwise ("Seller's Lender Liability"), including, without limitation, any and all reasonable attorneys’ fees and court costs that the Purchaser incurs or may incur arising out of Seller's Lender Liability. Notwithstanding the foregoing, Seller's Lender Liability shall exclude any liability arising out of the sale of the Loan as contemplated hereby and actions taken in connection herewith or pursuant hereto.  Purchaser hereby indemnifies and agrees to hold harmless Seller from and against any and all costs, expenses, suits, claims, obligations or liabilities relating to Purchaser's administration of the Loan after the Closing Date whether arising in contract, tort, under common law, statute, regulation or otherwise ("Purchaser's Lender Liability"), including, without limitation, any and all reasonable attorneys’ fees and court costs, that the Seller incurs or may incur arising out of Purchaser's Lender Liability, after the Closing Date in connection with the Loan.  Purchaser's Lender Liability shall also include any liability arising out of the sale of the Loan as contemplated hereby and actions taken in connection herewith or pursuant hereto.  The provisions of this paragraph 8 shall survive the Closing of the transactions contemplated by this Agreement.

9.

If the Loan is prepaid in full pursuant to its terms before Closing, all of Seller’s obligations under this Agreement shall terminate, Seller shall retain any premium payable as the result of such prepayment and neither Seller nor Purchaser shall have any further liability or obligation to the other hereunder.

10.

Except as provided herein, Purchaser and Seller shall each be responsible for payment of their own costs and expenses (including legal fees) incurred in connection with the purchase of the Loan.  Notwithstanding the forgoing, Purchaser shall pay all governmental, documentary and transfer fees, recording costs, title insurance premiums and any other closing costs.

11.

At Closing, Seller shall remit to Purchaser the original Loan Documents and Phase I environmental and structural inspections (if any).   Purchaser acknowledges and agrees that any such Phase I environmental and structural inspections were performed for the benefit of Seller, that Seller in no way guarantees their accuracy or sufficiency, and that Purchaser will not rely upon such documents.  At Closing, Seller will also deliver to Purchaser copies of historical servicing documents which are contained in its files and which are dated after the original closing date of the Loan, including tax receipts, operating statements, insurance certificates, and borrower correspondence.  Seller shall not be obligated to deliver any information Seller reasonably and in good faith considers to be subject to attorney/client privilege or proprietary in nature, including, but not limited to, Seller's internal memos, Committee approvals, appraisals or other analysis of the Loan, Borrower or other underwriting criteria.

12.

Prior to the Closing Date, except as required by law or as either party may reasonably determine is required to comply with regulatory or securities laws or rating agency’s disclosure requirements, the Purchaser and the Seller each covenant to the other that, without the other party’s consent (a) it will hold in strict confidence all documents and other information (other than “Public Information”) concerning the Loan; and  (b) if the Closing should not occur, such confidence shall be maintained (except with respect to “Public Information”) and all such documents and information (if in written form) shall, immediately after termination of  this Agreement, be returned to the party originally furnishing same or destroyed by the receiving party; and  (c) neither the Purchaser, nor the Seller, nor any of their affiliates will hold any press conference, issue any press release, record this Agreement or any other document containing any information concerning this Agreement or otherwise divulge the existence of this Agreement or the terms contained herein to any prospective purchaser, lender, investor or other third party or the public generally (except for their respective current investors, consultants, brokers/dealers, confidential legal and accounting advisers and any prospective lenders providing financing for the acquisition of the Loan) provided that any and all communications with such lenders shall be private and confidential (and then only to the extent such terms are customarily disclosed to the applicable person in connection with transactions similar to the one contemplated hereby, and provided that any such investor, consultant, broker/dealer, legal or accounting advisors and lenders are informed of the confidentiality provisions of this Section).  “Public Information” shall mean information that is or becomes generally available to the public other than as a result of a disclosure by Purchaser or its representatives or which becomes available on a non-confidential basis from sources other than Purchaser or Purchaser’s agents or which was known to Purchaser on a non-confidential basis prior to its disclosure to Purchaser by Seller.  After the Closing, Purchaser and Seller agree that neither shall hold any press conferences or issue a press release without such conference or press release being mutually agreed to by each party, which agreement in this sentence shall survive the Closing Date.  Notwithstanding the foregoing, the obligations of this Section shall not apply to matters which are disclosed in the joint statement or in a matter of public record or which are required to be disclosed by applicable law or the rules of any stock exchange on which the shares of Purchaser or Seller are listed.

13.

Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to be an adequate and sufficient notice if given in writing and service is made either by (i) personal delivery, in which case the service shall be deemed received the date of such personal delivery, (ii) nationally recognized overnight air courier service, next day delivery, prepaid, in which case the notice shall be deemed to have been received one (1) business day following delivery to such nationally recognized overnight air courier service, or (iii) at the time of being sent by facsimile if delivery thereof is confirmed by sender's receipt of a transmission report, generated by sender's facsimile machine, which confirms that the facsimile was successfully transmitted in its entirety and provided the facsimile was forwarded prior to 5:00 Central, and to the following addresses or facsimile numbers:

If to Seller: PRINCIPAL LIFE INSURANCE COMPANY c/o Principal Real Estate Investors, LLC 801 Grand Avenue Des Moines, Iowa 50392-1360 Attn: Thomas Bell Fax: 515-248-8090 Phone: 515-247-5680

With a copy to: Principal Real Estate Investors, LLC c/o Loan Administration 801 Grand Avenue Des Moines, Iowa 50392-1360 Attn: Jim Winegar Fax: 515-248-8090 Phone: 515-246-7167

If to Buyer: Dollar General Corporation 100 Mission Ridge Goodlettsville, TN 37072 Attn: Wade Smith, Treasurer Fax: 615-855-4811 Phone: 615-855-4973	With a copy to: Dollar General Corporation 100 Mission Ridge Goodlettsville, TN 37072 Attn: Susan Lanigan, General Counsel Fax: 615-855-5154 Phone: 615-855-5161

or such other address as either party may from time to time specify in writing to the other.

14.

Following closing of the transactions contemplated by this Agreement, Seller shall, at any time and from time to time, execute and deliver to Purchaser all further documents or instruments reasonably requested by Purchaser to effect the intent of this Agreement and to obtain the full benefits of this Agreement.  This provision shall survive the closing of the transactions contemplated hereby.  Purchaser shall reimburse Seller for all reasonable costs incurred by Seller for any such requests, including a processing fee of $300.00 paid in advance with any request.

15.

Each of Seller and Purchaser represents and warrants to the other that it has not discussed this Agreement or the subject matter hereof with any broker, agent or sales person in such a manner as to create any legal right in any such broker, agent or sales person to claim a commission, fee or other compensation with respect to the conveyance of the Loan as contemplated hereby.  This paragraph shall survive closing of the transactions contemplated hereby.

16.

This Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  Time is of the essence in performance of this Agreement.  This Agreement shall be binding upon and shall inure to the successors and assigns of the parties hereto.  This Agreement and the Assignment Documents shall be governed by and enforced in accordance with the laws of the Commonwealth of Virginia without reference to conflicts of law principles.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same instrument.  This Agreement constitutes the sole and entire agreement of Seller and Purchaser regarding the purchase and sale of the Loan.  This Agreement supersedes all prior discussions and negotiations between Purchaser and Seller with  respect to the subject matter of this Agreement.

In Witness Whereof, this Agreement has been signed, sealed, and delivered effective as of this 29th day of May, 2003.

Purchaser: DOLLAR GENERAL CORPORATION By: James J. Hagan________________ Signature Printed Name: Its:

Seller:

PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation

Formerly known as Principal Mutual Life Insurance Company

By:  PRINCIPAL REAL ESTATE INVESTORS, LLC,

a Delaware limited liability company,

its authorized signatory

         By: /s/ Karen A. Pearston_______________________

         Its: Counsel__________________________________

         By: /s/ Dennis D. Ballard _______________________

         Its: Counsel__________________________________

EXHIBIT A

Amortization Schedule

Omitted due to immateriality

Exhibit B

FORM OF

ENDORSEMENT TO NOTE1

FOR VALUE RECEIVED, the undersigned, the original or successor payee under that certain promissory note to which this Endorsement is affixed (the "Note"), absolutely and unconditionally assigns, transfers, endorses, negotiates, and sets over to and makes payable to the order of Dollar General Corporation (the "Purchaser"), without recourse, representation or warranty of any kind, except as otherwise expressly set forth in that certain Purchase and Sale Agreement, dated as of May 29, 2003 (the "Purchase Agreement"), by and between the Purchaser and Principal Life Insurance Company, as seller, the Note, all interest, principal, and other sums due or to become due under the Note, and all other rights of any nature accrued or to accrue under the Note.

Dated: As of May __, 2003.

PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation

Formerly Principal Mutual Life Insurance Company

By:  PRINCIPAL REAL ESTATE INVESTORS, LLC,

a Delaware limited liability company,

its authorized signatory

         By:_____________________________________________

         Its:_____________________________________________

         By:_____________________________________________

         Its:_____________________________________________

___________________________

1 This form is to be used for endorsement of each of the two Secured Promissory Notes to be assigned from Seller to Purchaser.

Exhibit C

FORM OF

ASSIGNMENT OF DEED OF TRUST

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

John C. Beane

GPIN/Tax Parcel No.  07 2mm 27 2476

Troutman Sanders LLP

600 Peachtree Street NE

Suite 5200

Atlanta, GA  30308

SPACE ABOVE THIS LINE FOR RECORDER'S USE

ASSIGNMENT OF DEED OF TRUST

Effective as of May __, 2003, and FOR VALUE RECEIVED, the receipt and sufficiency of which are acknowledged, the undersigned absolutely and unconditionally sells, delivers, sets over, grants, conveys, assigns and transfers, without recourse, representation or warranty, except as otherwise expressly set forth in that certain Purchase and Sale Agreement, dated as of May 29, 2003 (the "Purchase Agreement"), by and between Principal Life Insurance Company (the "Seller"), and Dollar General Corporation (the "Purchaser"), to the Purchaser, all of its right, title and interest in and to that certain deed of trust from SUN-DOLLAR, L.P., as borrower, and DOLGEN REMAINDER LLC, as remainderman, to be indexed as “Grantors,” and JOHN E. PROMINSKI, JR. and JOSEPH B. WHITEBREAD, JR., as Trustees, to be indexed as “Grantees,” which Deed of Trust is more particularly described on Exhibit A attached hereto (the "Security Instrument").

TOGETHER WITH all right, title and interest in and to the note (the "Note") or other obligations secured thereby, the money due and to become due thereon, and all rights accrued or to accrue thereunder.

To have and to hold this Assignment unto the Purchaser, its successors and assigns forever.

IN WITNESS WHEREOF, the Seller has caused these presents to be duly executed as of the day and year first written above.

PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation

Formerly Principal Mutual Life Insurance Company

By:   PRINCIPAL REAL ESTATE INVESTORS, LLC,

a Delaware limited liability company,

its authorized signatory

         By:_____________________________________________

         Its:_____________________________________________

         By:_____________________________________________

         Its:_____________________________________________

STATE OF IOWA

)

)  ss:

COUNTY OF POLK

)

On this _____ day of _______________, ______, before me, the undersigned, a Notary Public in and for the said State, personally appeared ________________________ and ___________________________, to me personally known to be the identical persons whose names are subscribed to the foregoing instrument, who being by me duly sworn, did say that they are the __________________ and ___________________, respectively, of PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company, authorized signatory of PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, and that the seal affixed to the instrument is the seal of Principal Real Estate Investors, LLC; that the instrument was signed and sealed on behalf of the corporation by Principal Real Estate Investors, LLC, as authorized signatory of Principal Life Insurance Company, by authority of the Board of Directors of Principal Life Insurance Company; and that the aforesaid individuals each acknowledged the execution of the foregoing instrument to be the voluntary act and deed of Principal Real Estate Investors, LLC, as authorized signatories of said corporation, by it and by them voluntarily executed.

___________________________________

Notary Public in and for said State

My Commission Expires:

[Affix Notarial Stamp or Seal]

EXHIBIT A TO ASSIGNMENT OF DEED OF TRUST

Deed of Trust, Security Agreement and Assignment of Rents dated April 30, 1997, from Sun-Dollar, L.P., as Borrower, and Dolgen Remainder LLC, as Remainderman, to John E. Prominski, Jr. and Joseph B. Whitebread, Jr., as Trustees, for the benefit of Principal Life Insurance Company (formerly Principal Mutual Life Insurance Company), as Beneficiary, recorded May 1, 1997, in Deed Book 669 page 99 among the land records of Halifax County, Virginia and re-recorded May 22, 1997 as Deed Book 670 page 377, as amended by First Amendment to Secured Promissory Note, Deed of Trust, Security Agreement and Assignment of Rents and Assignment of Leases and Rents dated July 31, 1998 between Sun-Dollar, L.P., as Borrower, and Dolgen Remainder LLC, as Remainderman, to John E. Prominski, Jr. and Joseph B. Whitebread, Jr., as Trustees, for the benefit of Principal Life Insurance Company (formerly Principal Mutual Life Insurance Company) as lender, recorded August 3, 1998 in Deed Book 701 page 355 among the land records of Halifax County, Virginia.

Exhibit D

FORM OF

ASSIGNMENT OF ASSIGNMENT OF LEASES AND RENTS

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

GPIN/Tax Parcel No. 07  2mm 27 2476

John C. Beane

Troutman Sanders LLP

600 Peachtree Street NE

Suite 5200

Atlanta, GA 30308-2216

SPACE ABOVE THIS LINE FOR RECORDER'S USE

ASSIGNMENT OF ASSIGNMENT OF RENTS AND LEASES

Effective as of May __, 2003, and FOR VALUE RECEIVED, the receipt and sufficiency of which are acknowledged, the undersigned absolutely and unconditionally sells, delivers, sets over, grants, conveys, assigns and transfers, without recourse, representation or warranty, except as otherwise expressly set forth in that certain Purchase and Sale Agreement, dated as of May 29, 2003 (the "Purchase Agreement"), by and between Principal Life Insurance Company (the "Seller"), and DOLLAR GENERAL CORPORATION (the "Purchaser"), to be indexed as “Grantee,” to the Purchaser, all of its right, title and interest in and to that certain Assignment of Leases and Rents from SUN-DOLLAR, L.P., as borrower, and DOLGEN REMAINDER LLC, as remainderman, to be indexed as “Grantors,” and Seller, as lender, which Assignment is more particularly described on Exhibit A attached hereto.

To have and to hold this Assignment unto the Purchaser, its successors and assigns forever.

IN WITNESS WHEREOF, the Seller has caused these presents to be duly executed as of the day and year first written above.

PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation

Formerly Principal Mutual Life Insurance Company

By:  PRINCIPAL REAL ESTATE INVESTORS, LLC,

a Delaware limited liability company,

its authorized signatory

         By:_____________________________________________

         Its:_____________________________________________

         By:_____________________________________________

         Its:_____________________________________________

STATE OF IOWA

)

)  ss:

COUNTY OF POLK

)

On this _____ day of _______________, ______, before me, the undersigned, a Notary Public in and for the said State, personally appeared ________________________ and ___________________________, to me personally known to be the identical persons whose names are subscribed to the foregoing instrument, who being by me duly sworn, did say that they are the __________________ and ___________________, respectively, of PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company, authorized signatory of PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, and that the seal affixed to the instrument is the seal of Principal Real Estate Investors, LLC; that the instrument was signed and sealed on behalf of the corporation by Principal Real Estate Investors, LLC, as authorized signatory of Principal Life Insurance Company, by authority of the Board of Directors of Principal Life Insurance Company; and that the aforesaid individuals each acknowledged the execution of the foregoing instrument to be the voluntary act and deed of Principal Real Estate Investors, LLC, as authorized signatories of said corporation, by it and by them voluntarily executed.

___________________________________

Notary Public in and for said State

My Commission Expires:

[Affix Notarial Stamp or Seal]

EXHIBIT A TO ASSIGNMENT OF LEASES AND RENTS

Assignment of Leases and Rents dated April 30, 1997, from Sun-Dollar, L.P., as borrower, and Dolgen Remainder LLC, as remainderman, to Principal Life Insurance Company (formerly Principal Mutual Life Insurance Company), as lender, recorded May 1, 1997, in Deed Book 669 page 193 among the land records of Halifax County, Virginia, as amended by that certain First Amendment to Secured Promissory Note, Deed of Trust, Security Agreement and Assignment of Rents and Assignment of Leases and Rents dated July 31, 1998 between Sun-Dollar, L.P., as Borrower, and Dolgen Remainder LLC, as Remainderman, to John E. Prominski, Jr. and Joseph B. Whitebread, Jr., as Trustees, for the benefit of Principal Life Insurance Company (formerly Principal Mutual Life Insurance Company) as lender, recorded August 3, 1998, in Deed Book 701 page 355 among the land records of Halifax County, Virginia.

Exhibit E

FORM OF

ASSIGNMENT AND CONVEYANCE

On this __ day of May, 2003, Principal Life Insurance Company (formerly, Principal Mutual Life Insurance Company, the "Seller"), as the Seller under that certain Purchase and Sale Agreement, dated as of May 29, 2003 (the "Purchase Agreement") does hereby sell, transfer, assign, set over and convey to Dollar General Corporation (the "Purchaser"), as the Purchaser under the Purchase Agreement, without recourse representation or warranty, except as otherwise expressly set forth in the Purchase Agreement, all right, title and interest of, in and to the Mortgage Loan evidenced by those documents listed on Schedule 1 attached hereto, together with the related Mortgage Loan File and all rights and obligations arising under the documents contained therein, including, without limitation, those documents set forth on Schedule 1 hereto.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation

Formerly Principal Mutual Life Insurance Company

By:  PRINCIPAL REAL ESTATE INVESTORS, LLC,

a Delaware limited liability company,

its authorized signatory

         By:_____________________________________________

         Its:_____________________________________________

         By:_____________________________________________

         Its:_____________________________________________

SCHEDULE 1 TO ASSIGNMENT AND CONVEYANCE

1.

Secured Promissory Note in the original principal amount of $29,430,000 dated April 30, 1997, from Sun-Dollar, L.P., as maker, to Principal Life Insurance Company (formerly Principal Mutual Life Insurance Company), as payee

2.

Secured Promissory Note in the original principal amount of $22,993,812 dated July 31, 1998, from Sun-Dollar, L.P., as maker, to Principal Life Insurance Company, as Payee

3.

Deed of Trust, Security Agreement and Assignment of Rents dated April 30, 1997, from Sun-Dollar, L.P., as Borrower, and Dolgen Remainder LLC, as Remainderman, to John E. Prominski, Jr. and Joseph B. Whitebread, Jr., as Trustees, for the benefit of Principal Life Insurance Company (formerly, Principal Mutual Life Insurance Company), as Beneficiary, covering certain real property located in Halifax County, Virginia.  Recorded May 1, 1997 in Deed Book 669 page 99 among the land records of Halifax County, Virginia and re-recorded May 22, 1997 as Deed Book 670 page 377

4.

Assignment of Leases and Rents dated April 30, 1997, from Sun-Dollar, L.P., as Borrower, and Dolgen Remainder LLC, as Remainderman, to Principal Life Insurance Company (formerly, Principal Mutual Life Insurance Company), as Lender.  Recorded May 1, 1997 in Deed Book 669 page 193 among the land records of Halifax County, Virginia

5.

First Amendment to Secured Promissory Note, Deed of Trust, Security Agreement and Assignment of Rents and Assignment of Leases and Rents dated July 31, 1998 between Sun-Dollar, L.P., as Borrower, and Dolgen Remainder LLC, as Remainderman, to John E. Prominski, Jr. and Joseph B. Whitebread, Jr., as Trustees, for the benefit of Principal Life Insurance Company (formerly Principal Mutual Life Insurance Company) as lender.  Recorded August 3, 1998 in Deed Book 701 page 355 among the land records of Halifax County, Virginia

6.

Tripartite Agreement dated as of April 30, 1997, by and among Dollar General Corporation, Dolgen Remainder, LLC and Sun-Dollar, L.P.

7.

Option and Subordination Agreement dated as of April 30, 1997, between Dolgen Remainder, LLC, and Sun-Dollar, L.P., as referenced in the Tripartite Agreement.  Recorded May 1, 1997 in Deed Book 669 page 205 among the land records of Halifax County, Virginia

8.

Form of Agreement of Ground Lease attached as Exhibit B to the Option and Subordination Agreement and referenced in the Tripartite Agreement

9.

UCC Financing Statements:

•

From Sun-Dollar, L.P. securing Principal Mutual Life Insurance Company recorded May 1, 1997 as file No. 47220 and amended by Amendment recorded May 22, 1997 as File No. 47289, and Amendment filed August 3, 1998 File No. 48257, and Amendment September 10, 2002 as file No. 50731 filed In the Clerk's office, Circuit Court, County of Halifax, Virginia.

•

From Sun-Dollar, L.P. securing Principal Mutual Life Insurance Company recorded May 5, 1997 as File No. 970505 7456, and Amendment filed August 5, 1998 as File No. 980805 7003, at the State Corporation Commission, Commonwealth of Virginia.

•

From Sun-Dollar, L.P. securing Principal Mutual Life Insurance Company recorded May 16, 1997 as File No. 101664 and Amendment filed August 5, 1998 File no. 168265 with the New York State Department of State, Uniform Commercial Code Division.

•

In-lieu to the California Secretary of State:  From Sun-Dollar, L.P. securing Principal Life Insurance Company recorded February 15, 2002 as file No. 0205160270 (New York State filed on May 16, 1997, file no. 101664; Amendment filed August 5, 1998 file no. 168265, and Commonwealth of Virginia filed May 5, 1997 file no. 970505 7456; Amendment filed August 5, 1998 file no. 980805 7003.)

10.

Environmental Indemnity Agreement dated April 30, 1997, from Sun-Dollar, L.P., as Indemnitor, to Principal Life Insurance Company (formerly Principal Mutual Life Insurance Company), as Indemnitee

11.

Mortgagee’s Policy of Title Insurance No. A257052 dated May 22, 1997, as amended effective April 28, 1999, issued by First American Title Insurance Company to Principal Life Insurance Company (formerly Principal Mutual Life Insurance Company), as Insured

EXHIBIT F

FORM OF NOTICE TO BORROWER

As of _____________, 2003

Via Express Mail

Sun-Dollar, L.P. (the “Borrower”)

C/O U. S. Realty Advisors, LLC

29th Floor

1370 Avenue of the Americas

New York, NY 10019

Re:

Sale of Loan No. 751494 and 752016

Ladies and Gentlemen:

Please be advised that, as of the date hereof, the above-referenced Mortgage Loan payable to PRINCIPAL LIFE INSURANCE COMPANY has been sold to DOLLAR GENERAL CORPORATION ("New Lender").  In connection with such Mortgage Loan, Borrower has, pursuant to that certain Assignment of Leases and Rents from Borrower and Dolgen Remainder LLC to Lender dated April 30, 1997 (the “Assignment”), assigned to Lender all of its interests in, to and under that certain Lease and Agreement dated as of April 30, 1997, as amended,  between Borrower and Dollar General Corporation ("Tenant").  From and after the date hereof, all rents, additional rents and other charges due and payable under the Lease are to be made directly to New Lender, to be applied by New Lender as provided in the Assignment, in immediately available funds on the due date thereof in one of the following manners:

(i)

by check via nationally recognized overnight courier delivery service to:

_____________________________________________________
_____________________________________________________
_____________________________________________________
_____________________________________________________

[Describe what funds represent (i.e., base rent, additional rent, taxes, insurance, CAM, etc.)]; or

(ii)

by check via regular mail of the United States Postal Service, postage prepaid, to:

_____________________________________________________
_____________________________________________________
_____________________________________________________
_____________________________________________________

[Describe what funds represent (i.e., base rent, additional rent, taxes, insurance, CAM, etc.)]; or

(Lender's preference being (i) above);

or at such other address and/or account and by such other means as shall be designated by New Lender by written notice to Tenant.

Kindly acknowledge receipt of this letter by signing the enclosed copy and returning the counter-signed letter to Principal Life Insurance Company, Attn:  Sally Sorensen, Law Department, G24, 711 High Street, Des Moines, Iowa 50392-0301, with a copy of the counter-signed letter by telecopier to Dollar General Corporation, 100 Mission Ridge, Goodlettsville, TN 37072, Attn:  Wade Smith.

PRINCIPAL LIFE INSURANCE COMPANY,

an Iowa corporation

By:  PRINCIPAL REAL ESTATE INVESTORS, LLC,

        a Delaware limited liability company,

        its authorized signatory

By:_____________________________________

           Name:

           Title:

By:_____________________________________

Name:

Title:

RECEIPT ACKNOWLEDGED:

SUN-DOLLAR, L.P.

By:_____________________________________

Name:

Title:

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